Exhibit 10.1
AMENDMENT NO. 4
     AMENDMENT NO. 4 dated as of April 23, 2010, among MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota and Mediacom Wisconsin, the “Mediacom Midwest Borrowers”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Mediacom USA Borrowers”; the Mediacom USA Borrowers together with the Mediacom Midwest Borrowers, the “Borrowers”); JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and the Revolving Credit Lenders, Tranche C Term Loan Lenders, Tranche D Term Loan Lenders and Tranche E Term Loan Lenders executing this Amendment No. 4, each of which is a party to the Credit Agreement referred to below.
     The Borrowers, certain Lenders and the Administrative Agent are parties to (i) a Credit Agreement dated as of October 21, 2004 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount of $1,150,000,000 (which may, in the circumstances provided therein, be increased to $1,800,000,000), (ii) an Incremental Facility Agreement dated as of May 5, 2006 (the “First Incremental Facility Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount of $650,000,000, (iii) an Incremental Facility Agreement dated as of August 25, 2009 (the “Second Incremental Facility Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount of $300,000,000 and (iv) an Incremental Facility Agreement, dated as of the date hereof (the “Third Incremental Facility Agreement”) providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount of $250,000,000.
     The Borrowers wish to reduce the aggregate principal amount of the Revolving Credit Commitments under the Credit Agreement and, with respect to any Consenting Lender (as de-

fined below), to extend the Revolving Credit Commitment Termination Date of such Consenting Lender’s Revolving Credit Commitment. Accordingly, the Borrowers have requested that the Majority Lenders consent to certain amendments to the Credit Agreement. The Majority Lenders have agreed to such amendments and, accordingly, the parties hereto hereby agree as follows:
     Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement, the First Incremental Facility Agreement, the Second Incremental Facility Agreement and the Third Incremental Facility Agreement are used herein as defined therein, as the context may require.
     Section 2. Amendment. Effective as of the Amendment No. 4 Effective Date (as hereinafter defined), the Credit Agreement shall be amended as follows:
     2.01. References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
     2.02. Definitions. Section 1.01 of the Credit Agreement is hereby amended, as applicable, by (i) amending such of the following definitions as were already included in Section 1.01 of the Credit Agreement immediately prior to the Amendment No. 4 Effective Date and (ii) inserting in the appropriate alphabetical locations such of the following definitions as were not already included in said Section 1.01 immediately prior to the Amendment No. 4 Effective Date:
     “Agreement” shall mean this Credit Agreement dated as of October 21, 2004, as amended, amended and restated, supplemented or otherwise modified from time to time.
     “Amendment No. 4” shall mean Amendment No. 4 to this Agreement dated as of April 23, 2010.
     “Amendment No. 4 Effective Date” shall mean the date on which Amendment No. 4 became effective in accordance with its terms.
     “Applicable Margin” shall mean:
     (a) with respect to Revolving Credit Loans made pursuant to Revolving Credit Commitments that are not Extended Revolving Credit Commitments, the respective rates indicated below for Loans of such Type set forth opposite the then-current Rate Ratio (determined pursuant to Section 3.03 hereof) indicated below (except that anything in this Agreement to the contrary notwithstanding, the Applicable Margin for such Loans shall be the highest margins indicated below in this clause (a) during any period when an Event of Default shall have occurred and be continuing):

	Eurodollar	Base Rate
Range of Rate Ratio	Loans	Loans
Greater than 5.0 to 1	2.00%	1.00%
Greater than or equal to 4.50 to 1 but less than or equal to 5.00 to 1	1.75%	0.75%
Greater than or equal to 3.75 to 1 but less than 4.50 to 1	1.50%	0.50%
Greater than or equal to 3.00 to 1 but less than 3.75 to 1	1.25%	0.25%
Less than 3.00 to 1	1.00%	0.0%
     (b) with respect to Revolving Credit Loans made pursuant to the Extended Revolving Credit Commitments, the respective rates indicated below for Loans of the applicable Type set forth opposite the then-current Rate Ratio (determined pursuant to Section 3.03 hereof) indicated below (except that anything in this Agreement to the contrary notwithstanding, the Applicable Margin with respect to such Loans shall be the highest margins indicated below in this clause (b) during any period when an Event of Default shall have occurred and be continuing):

	Eurodollar	Base Rate
Range of Rate Ratio	Loans	Loans
Greater than 5.0 to 1	3.00%	2.00%
Greater than or equal to 4.0 to 1 but less than or equal to 5.0 to 1	2.75%	1.75%
Greater than or equal to 3.0 to 1 but less than 4.00 to 1	2.50%	1.50%
Less than 3.00 to 1	2.25%	1.25%
     (c) with respect to the Incremental Loans (including Tranche C Term Loans, Tranche D Term Loans and Tranche E Term Loans) of any Series, the rates determined at the time such Series of Loans is (or was) established pursuant to Section 2.01(d) hereof.
     “Consenting Lender” shall mean each Revolving Credit Lender that delivers executed counterparts to Amendment No. 4 and the Consenting Lender Confirmation (as defined in Amendment No. 4) (or written evidence thereof satisfactory to the Administrative Agent, which may include e-mail or telecopy transmission of a signed signature page) and is designated a Consenting Lender on Schedule I to Amendment No. 4.
     “Defaulting Lender” means any Revolving Credit Lender that, as reasonably determined by the Administrative Agent, has (a) failed to fund any portion of its Revolving Credit Loans or participations in Revolving Credit Letters of Credit within three Business Days after the date required to be funded by such Lender hereunder, (b) notified the Borrowers, the Administrative Agent, any Issuing Lender or any Lender in writing that such Lender does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that such Lender does not intend to comply with its funding obligations under this Agreement, (c) failed, within three Business Days after request by the Administrative Agent or the Borrowers, to confirm promptly in writing that such Lender will comply with the terms of this Agreement relating to its obligations to fund prospective Revolving Credit Loans or participations in Re-

volving Credit Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by such Lender hereunder within three Business Days after the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of such Lender’s business or custodian appointed for such Lender, or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of such parent company’s business or custodian appointed for such parent company; provided that no Lender shall become a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender (or its parent company) or the exercise of control over such Lender (or its parent company) by a Governmental Authority or an instrumentality thereof.
     “Extended Revolving Credit Commitment” means any Revolving Credit Commitment that is not a Terminated Revolving Credit Commitment that is held by a Consenting Lender on the Amendment No. 4 Effective Date. The amount of the Extended Revolving Credit Commitment of each Revolving Credit Lender is initially as set forth opposite the name of such Lender on Schedule I attached to Amendment No. 4 under the caption “Revolving Credit Commitment”; provided that any Lender with a Revolving Credit Commitment that was not an Extended Revolving Credit Commitment as of the Amendment No. 4 Effective Date (whether or not such Lender was a Consenting Lender as of such date) may, with the consent of the Borrowers, convert all or a portion of such Revolving Credit Commitment to an Extended Revolving Credit Commitment following the Amendment No. 4 Effective Date by delivery of an agreement, in form and substance reasonably satisfactory to the Administrative Agent, by such Lender and the Borrowers specifying that all or a portion of such Revolving Credit Commitment is to be converted into an Extended Revolving Credit Commitment (with such conversion to become effective on the date specified therein); provided further that with respect to any Lender with a Revolving Credit Commitment following the Amendment No. 4 Effective Date that is not an Extended Revolving Credit Commitment that agrees to convert a portion of such Revolving Credit Commitment into an Extended Revolving Credit Commitment, the Borrowers and such Lender may reduce the Revolving Credit Commitment (other than the Extended Revolving Credit Commitment) of such Lender to the extent no Revolving Credit Loans are outstanding immediately prior to such reduction.
     “Loan Documents” shall mean, collectively, this Agreement and each amendment, amendment and restatement or waiver thereof, the Letter of Credit Documents, the Security Documents, each Management Fee Subordination Agreement, each Affiliate Subordinated Indebtedness Subordination Agreement and each Incremental Facility Agreement.
     “Reinstating”, when used with respect to any Incremental Facility Commitment, Incremental Facility Loan or Incremental Facility Letter of Credit of any Series, shall refer to (a) in the case of any Incremental Facility Revolving Credit Commitments of any

Series, Incremental Facility Revolving Credit Commitments of such Series that replace or reinstate an amount equal to all or any portion of either the Revolving Credit Commitments as of the Closing Date or the Incremental Facility Revolving Credit Commitments of any other Series hereunder (provided no Revolving Credit Commitment or Incremental Facility Revolving Credit Commitment that is permanently reduced and thereafter forms the basis for any Borrowing of Incremental Facility Term Loans pursuant to clause (b)(iii) below shall be replaced or reinstated), whether concurrently with a voluntary or scheduled reduction of such Commitments or at any time thereafter, and (b) in the case of any Incremental Facility Term Loans of any Series, Incremental Facility Term Loans of such Series (i) the proceeds of which are applied to the replacement, repayment or prepayment of Term Loans of any Class or Incremental Facility Term Loans of any Series, (ii) that reinstate an amount equal to the Term Loan Commitments or Incremental Facility Term Loan Commitments that have previously expired or been terminated and as to which the Term Loans or Incremental Facility Term Loans thereunder have been paid or (iii) following the Amendment No. 4 Effective Date, that are in an aggregate principal amount equal to any reductions in the Revolving Credit Commitments as in effect immediately following the Amendment No. 4 Effective Date.
     “Revolving Credit Commitment” shall mean, as to each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans, and to issue or participate in Letters of Credit pursuant to Section 2.03 hereof, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule I attached to Amendment No. 4 under the caption “Revolving Credit Commitment” (such Schedule I reflecting any assignments of Revolving Credit Commitments that are effective as of the Amendment No. 4 Effective Date) or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under Section 11.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof or increased or reduced from time to time pursuant to assignments permitted under said Section 11.06(b)). The aggregate principal amount of the Revolving Credit Commitments is $304,166,666.66 as of the Amendment No. 4 Effective Date.
     “Revolving Credit Commitment Termination Date” shall mean (a) with respect to any Revolving Credit Commitment other than an Extended Revolving Commitment, the Quarterly Date falling on or nearest to September 30, 2011 and (b) with respect to any Extended Revolving Credit Commitment (i) if any Tranche C Term Loans are outstanding on June 30, 2014, June 30, 2014 and (ii) otherwise, December 31, 2014.
     “Revolving Credit Lenders” shall mean (a) on the Amendment No. 4 Effective Date, the Lenders having Revolving Credit Commitments on Schedule I to Amendment No. 4 and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 11.06(b) hereof.
     “Terminated Revolving Credit Commitment” shall mean, with respect to any Consenting Lender the amount of its Revolving Credit Commitment set forth under the column heading “Terminated Revolving Credit Commitment” on Schedule I attached to Amendment No. 4.
     “Tranche E Term Loans” shall mean $250,000,000 of Tranche E Term Loans borrowed pursuant to an Incremental Facility Agreement on the Amendment No. 4 Effective Date (but prior to the effectiveness of Amendment No. 4).
     2.03. Amendment to Section 2.01. Section 2.01(a) of the Credit Agreement is hereby amended as of the Amendment No. 4 Effective Date by inserting the phrase “(in the case of a Borrowing to repay Revolving Credit Loans outstanding on any date of termination in full of all Revolving Credit Commitments other than Extended Revolving Credit Commitments, after giving effect to such termination)” immediately after each instance of the phrase “from time to time” appearing therein.
     2.04. Amendment to Section 2.03. Section 2.03 of the Credit Agreement is hereby amended as of the Amendment No. 4 Effective Date by:
     (a) replacing clause (iii) of the first paragraph of Section 2.03 in its entirety with the following:
     “(iii) the expiration date of any Letter of Credit of any Class extend beyond the earlier of (x) the date five Business Days prior to (A) the Revolving Credit Commitment Termination Date for any Revolving Credit Commitment unless the Borrowers have provided cash cover for the entire portion of the amount of such Letter of Credit attributable to the Letter of Credit Commitment Percentages represented by Revolving Credit Commitments with a Revolving Credit Commitment Termination Date that is prior to the fifth Business Day following the expiration date of such Letter of Credit or (B) the Revolving Credit Commitment Termination Date for the Extended Revolving Credit Commitments (or, in the case of an Incremental Facility Letter of Credit, the commitment termination date of the applicable Series of Incremental Facility Revolving Credit Commitments) and (y) the date twelve months following the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within three months of such then-current expiration date).”; and
     (b) replacing Section 2.03(g) in its entirety with the following:
     “(g) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender or Incremental Facility Revolving Credit Lender a letter of credit fee in respect of each Revolving Credit Letter of Credit or Incremental Facility Letter of Credit, as applicable, in an amount equal to the Applicable Margin, in effect from time to time, for Revolving Credit Loans or Incremental Facility Revolving Credit Loans of the respective Series, as applicable, that are Eurodollar Loans that are made pursuant to such Revolving Credit Lender’s or Incremental Facility Revolving Credit Lender’s Revolving Credit Commitment or Incremental Facility Revolving Credit Commitment (i.e., the Applicable Margin shall be different with respect to any portion of a Lender’s LC Credit Commitment Percentage represented by an Extended

Revolving Credit Commitment than for any portion of such Lender’s LC Credit Commitment Percentage represented by a Revolving Credit Commitment that is not an Extended Revolving Credit Commitment) on the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears not later than the third Business Day following each Quarterly Date and on the Revolving Credit Commitment Termination Date (or, as applicable, the commitment termination date for the Incremental Facility Revolving Credit Commitments of the relevant Series) and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day).”; and
     (c) adding a new clause (m) to Section 2.03 as follows:
     “(m) Notwithstanding any provision of this Agreement to the contrary, if any Revolving Credit Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(i) if any Revolving Credit Letters of Credit or Letter of Credit Liabilities in respect thereof are outstanding, then all or any part of the participation of such Defaulting Lender in such Letter of Credit Liabilities shall be reallocated among the non-Defaulting Lenders with Revolving Credit Commitments in accordance with their respective Revolving Credit Commitments but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Credit Loans and participations in Letter of Credit Liabilities plus such Defaulting Lender’s Letter of Credit Commitment Percentage of the Letter of Credit Liabilities in respect of Revolving Credit Letters of Credit does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments and (y) the conditions set forth in Section 6.02 would be satisfied at such time (determined as if such reallocation constituted the issuance of a new Letter of Credit at such time); or
(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent provide cash cover for such Defaulting Lender’s Letter of Credit Commitment Percentage of the Revolving Credit Letters of Credit and Letter of Credit Liabilities in respect thereof (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.10(f) for so long as such Revolving Credit Letters of Credit or Letter of Credit Liabilities are outstanding.”; and
     (d) adding a new clause (n) to Section 2.03 as follows:
     “(n) Notwithstanding any provision of this Agreement to the contrary, if the Revolving Credit Commitments of any Revolving Credit Lender are reduced in a non pro rata manner relative to all other Revolving Credit Lenders in accordance with Section

2.04, then the following provisions shall apply after giving effect to such reduction (it being understood, subject to the parenthetical set forth in the first proviso of Section 2.04(a), that no Revolving Credit Loans shall be outstanding at such time):
(i) if any Revolving Credit Letters of Credit or Letter of Credit Liabilities in respect thereof are outstanding, then the portion of the participation of such Revolving Credit Lender in such Letter of Credit Liabilities that was reduced or terminated shall be reallocated among the other Lenders with Revolving Credit Commitments in accordance with (and not to exceed) their respective Revolving Credit Commitments but only to the extent (x) the sum of all other Lenders’ participations in Letter of Credit Liabilities plus such Revolving Lender’s Letter of Credit Commitment Percentage of the Letter of Credit Liabilities in respect of Revolving Credit Letters of Credit does not exceed the total of all other Lenders’ Revolving Credit Commitments and (y) the conditions set forth in Section 6.02 would be satisfied at such time (determined as if such reallocation constituted the issuance of a new Letter of Credit at such time); or
(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent provide cash cover for the reduced or terminated portion of such Lender’s Letter of Credit Commitment Percentage of the Revolving Credit Letters of Credit and Letter of Credit Liabilities in respect thereof (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.10(f) for so long as such Revolving Credit Letters of Credit or Letter of Credit Liabilities are outstanding.”
     2.05. Amendment to Section 2.04. Section 2.04 of the Credit Agreement is hereby amended effective as of the Amendment No. 4 Effective Date:
     (a) by adding the following proviso at the end of Section 2.04(a) immediately after the word “Class”:
     “; provided, that, so long as no Revolving Credit Loans are outstanding at such time (including as a result of a repayment of all Revolving Credit Loans outstanding on such date with the proceeds of Revolving Credit Loans made solely pursuant to the Extended Revolving Credit Commitments), (i) the Borrowers may elect, by notice to the Administrative Agent, to terminate the Revolving Credit Commitments that are not Extended Revolving Credit Commitments in full without reducing or terminating any Extended Revolving Credit Commitments and (ii) all Terminated Revolving Credit Commitments shall terminate on the Amendment No. 4 Effective Date; provided further, that the Borrowers may reduce the Revolving Credit Commitments of one or more Lenders in the manner contemplated by Amendment No. 4 and as set forth in the second proviso of the definition of “Extended Revolving Credit Commitments”; and
     (b) by deleting the first sentence of Section 2.04(b) and replacing it with the following:

“Unless previously terminated, each Revolving Credit Commitment shall terminate on the Revolving Credit Commitment Termination Date for such Commitment.”.
     2.06. Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended effective as of the Amendment No. 4 Effective Date by inserting the following sentence at the end of the first sentence thereof:
     “Notwithstanding the foregoing, effective October 1, 2011, the rate per annum set forth in clause (x) above shall be increased to 3/4 of 1%.”
     2.07. Amendment to Section 4.02. Section 4.02 of the Credit Agreement is hereby amended by adding the following proviso at the end of clause (a) thereof:
“provided that (i) any reduction or termination of the Revolving Credit Commitments that are not Extended Revolving Credit Commitments on the Revolving Credit Commitment Termination Date for such Commitments shall not be applied to reduce any Extended Revolving Credit Commitment and (ii) reductions pursuant to the proviso to Section 2.04(a) shall not be applied to the Extended Revolving Credit Commitments;”.
     2.08. Amendment to Section 8.01. The last paragraph of Section 8.01 of the Credit Agreement is hereby amended by (x) replacing the text “and (ii)” with the text “, (ii)” and (y) inserting the following text immediately prior to the period at the end of such sentence:
“and (iii) setting forth, in form and substance reasonably satisfactory to the Administrative Agent, (x) the aggregate dollar amount that the Borrowers then have the capacity to incur of additional Incremental Facility Commitments, Incremental Facility Loans and Incremental Facility Letters of Credit (other than Reinstating Incremental Facility Commitments, Reinstating Incremental Facility Loans and Reinstating Incremental Facility Letters of Credit) pursuant to Section 2.01(d)(iii) and (y) the aggregate dollar amount that the Borrowers then have the capacity to incur as additional Reinstating Incremental Facility Commitments, Reinstating Incremental Facility Loans and Reinstating Incremental Facility Letters of Credit pursuant to this Agreement, in each case as of the date of delivery of such certificate”.
     2.09. Amendments to Section 8.10. Section 8.10 of the Credit Agreement is hereby amended effective as of the Amendment No. 4 Effective Date by:
     (a) adding a new sentence at the end of Section 8.10(a) as follows:
     “In addition, for so long as any Extended Revolving Credit Commitment is outstanding, the Borrowers will not permit the Total Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

Period	Total Leverage Ratio
Amendment No. 4 Effective Date through September 30, 2011	6.0 to 1.0
October 1, 2011 through September 30, 2012	5.5 to 1.0
October 1, 2012 and thereafter	5.0 to 1.0
     ; and
     (b) replacing Section 8.10(b) with the following:
     “(b) Interest Coverage Ratio. For so long as any Extended Revolving Credit Commitment is outstanding, the Borrowers will not permit the Interest Coverage Ratio to be less than 2.0 to 1.0 as at the last day of any fiscal quarter ending after the Amendment No. 4 Effective Date.”
     2.10. Amendments to Section 8.12. Section 8.12 of the Credit Agreement is hereby amended effective as of the Amendment No. 4 Effective Date by inserting the following row at the bottom of the table set forth therein:

December 31, 2014	$91,000,000
     Section 3. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.
     Section 4. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective on the date upon which each of the following conditions is satisfied:
     (a) Counterparts of Agreement. The Administrative Agent shall have (i) received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include e-mail or telecopy transmission of a signed signature page) of this Agreement from each Obligor and (ii) obtained consents from the Consenting Lenders and the Majority Lenders (after giving effect to the borrowing of the Tranche E Term Loans and the application of proceeds therefrom).

     (b) Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion, dated the Amendment No. 4 Effective Date, of Sonnenschein Nath & Rosenthal LLP, counsel to the Obligors, covering such matters as the Administrative Agent or any Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Lenders and the Administrative Agent).
     (c) Organizational Documents. The Administrative Agent shall have received such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Agreement as the Administrative Agent may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such documents until it receives notice in writing from such Obligor to the contrary).
     (d) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Senior Officer, dated the Amendment No. 4 Effective Date, to the effect that (i) the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default shall have occurred and be continuing.
     (e) Fees and Expenses. J.P. Morgan Securities Inc. shall have received all fees and other amounts due and payable on or prior to the Amendment No. 4 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.
     (f) Amendment Fee. Each Term Loan Lender that has approved this Amendment No. 4 on or before 2:00 p.m., New York City time, on April 22, 2010, shall have received an amendment fee in an amount equal to 5 basis points on the principal amount of its Term Loans other than Tranche E Term Loans (immediately after giving effect to the prepayment of the Tranche A Term Loans from a portion of the proceeds from the Tranche E Term Loans). Each Revolving Credit Lender that is a Consenting Lender shall have received a fee in an amount equal to 1.0% of its Extended Revolving Credit Commitment.
     (g) Extension Fee. Each Consenting Lender shall be entitled to receive an extension fee in an amount equal to $1,353.60 for each $1,000,000 Revolving Credit Commitments extended by such Revolving Credit Lender as Extended Revolving Credit Commitments as of the Amendment No. 4 Effective Date and shall have received the portion thereof payable on the Amendment No. 4 Effective Date. The Borrowers covenant to pay such fee in equal installments on the Amendment No. 4 Effective Date and on the last day of each March, June, September and December of each year until (and including) September 30, 2011, or if any such day is not a Business Day, on the next succeeding Business Day.

     (h) Borrowing of Tranche E Term Loans. The Borrowers shall have received the proceeds of the Tranche E Term Loans and shall have applied a portion of such proceeds to repay all Tranche A Term Loans and all Revolving Credit Loans.
     (i) Consenting Lender Confirmations. The Borrowers shall have received a confirmation from each Consenting Lender substantially in the form set forth in Annex I (the “Consenting Lender Confirmations”).
     (j) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to the Administrative Agent may reasonably request.
     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications
Corporation, Member

By:	/s/ Mark E. Stephan
Name:
Title:

ZYLSTRA COMMUNICATIONS CORP.

By:	/s/ Calvin G. Craib
Name:
Title:

c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941

Attention: Mark E. Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600
[Mediacom LLC Amendment]

MEDIACOM LLC

By:	Mediacom Communications Corporation,
Member

By:	/s/ Mark E. Stephan
Name:
Title:

MEDIACOM MANAGEMENT CORPORATION

By:	/s/ Calvin G. Craib
Name:
Title:

MEDIACOM INDIANA PARTNERCO LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation,
Member

By:	/s/ Calvin G. Craib
Name:
Title:

MEDIACOM INDIANA HOLDINGS, L.P.

By: Mediacom Indiana Partnerco LLC, General Partner
By: Mediacom LLC, Member
By: Mediacom Communications Corporation, Member

By:	/s/ Calvin G. Craib
Name:
Title:
[Mediacom LLC Amendment]

ILLINI CABLE HOLDING, INC.

By:	/s/ Calvin G. Craib
Name:
Title:

ILLINI CABLEVISION OF ILLINOIS, INC.

By:	/s/ Calvin G. Craib
Name:
Title:
[Mediacom LLC Amendment]

MEDIACOM COMMUNICATIONS CORPORATION

By:	/s/ Mark E. Stephan
Name:
Title:
[Mediacom LLC Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Ann B. Kerns
Name: Ann B. Kerns
Title: Vice President
[Mediacom LLC Amendment No. 4]

LENDERS

[Name of Institution]

By:
Name:
Title:
[Mediacom LLC Lender Signature Page]

Schedule I
Revolving Credit Commitments

	Revolving Credit
	Commitment (ex-
	clusive of Termi-
	nated Revolving
	Credit Commit-	Terminated Revolving	Extended Revolving
Name	ment)	Credit Commitment	Credit Commitment
JPMORGAN CHASE BANK, N.A.	$75,000,000.00	$5,000,000.01	$75,000,000.00
BANK OF AMERICA, N.A.	35,000,000.00	20,000,000.00	35,000,000.00
COMMERZBANK AG, NEW YORK	33,000,000.00	0.00	0.00
WELLS FARGO BANK, N.A.	32,500,000.00	27,500,000.00	32,500,000.00
SUNTRUST BANK	21,666,666.66	0.00	21,666,666.66
CITIBANK, N.A.	20,000,000.00	13,000,000.00	20,000,000.00
BMO CAPITAL MARKETS FINANCING INC.	15,000,000.00	18,333,333.33	15,000,000.00
METLIFE BANK, N.A.	15,000,000.00	0.00	0.00
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	14,000,000.00	9,000,000.00	14,000,000.00
NATIXIS	10,000,000.00	3,000,000.00	10,000,000.00
LOAN FUNDING IV LLC	3,500,000.00	0.00	0.00
LOAN FUNDING VII LLC	3,500,000.00	0.00	0.00
LOAN FUNDING XIII LLC	3,500,000.00	0.00	0.00
CENTURION CDO 9 LIMITED	3,100,000.00	0.00	0.00
CSAM FUNDING IV	3,000,000.00	0.00	0.00
MADISON PARK FUNDING III LTD	3,000,000.00	0.00	0.00
LOAN FUNDING I LLC	2,500,000.00	0.00	0.00
COMSTOCK FUNDING LTD	2,000,000.00	0.00	2,000,000.00
MADISON PARK FUNDING VI LTD	2,000,000.00	0.00	0.00
WESTCHESTER CLO LTD	2,000,000.00	0.00	0.00
BAKER STREET FUNDING CLO 2005-1 LTD	2,000,000.00	0.00	0.00
RIVERSOURCE CENT CDO 14 LIMITED	1,900,000.00	0.00	0.00
HIGHLAND OFFSHORE PARTNERS LP	1,000,000.00	0.00	0.00
Total	$304,166,666.66	$95,833,333.34	$225,166,666.66

I-1

Consenting Lenders

Name
JPMORGAN CHASE BANK, N.A.
BANK OF AMERICA, N.A.
WELLS FARGO BANK, N.A.
SUNTRUST BANK
CITIBANK, N.A.
BMO CAPITAL MARKETS FINANCING INC.
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
NATIXIS
COMSTOCK FUNDING LTD

I-2

Annex I
CONSENTING LENDER CONFIRMATION
     Reference is made to that certain Amendment No. 4 (“Amendment No. 4”) to be dated the date hereof, relating to that certain Credit Agreement dated as of October 21, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”)) among MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota and Mediacom Wisconsin, the “Mediacom Midwest Borrowers”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Mediacom USA Borrowers”; the Mediacom USA Borrowers together with the Mediacom Midwest Borrowers, the “Borrowers”); JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”); the Lenders party thereto from time to time and the other parties thereto.
     Capitalized terms used but not defined herein shall have the meanings assigned thereto in Amendment No. 4 and the Credit Agreement, as the context may require.
[Remainder of Page Intentionally Left Blank]

     By its signature below, the undersigned Revolving Credit Lender hereby agrees that it is a Consenting Lender under Amendment No.4.
     The undersigned Revolving Credit Lender further agrees that it is willing to extend up to the amount set forth below of its Revolving Credit Commitments as Extended Revolving Credit Commitments, with all Revolving Credit Commitments not extended as Extended Revolving Credit Commitments being deemed to be Terminated Revolving Credit Commitments.
Maximum Extended Revolving Credit Commitment: $

[Name of Institution]

By:
`		Name:
Title:
[Consenting Lender Confirmation Signature Page]